SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)

Delaware (Regency Centers, L.P.)	0-24763 (Regency Centers, L.P.)	59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114
Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

3.600% Notes Due 2027 and 4.400% Notes Due 2047

On January 26, 2017, Regency Centers, L.P. (“RCLP”) and Regency Centers Corporation, the general partner of RCLP (“Regency”), entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) with U.S. Bank National Association, as trustee, pursuant to a $350,000,000 Note offering of 3.600% Notes due 2027 (the “2027 Notes”) priced at 99.741% and a $300,000,000 Note offering of 4.400% Notes due 2047 (the “2047 Notes” and, together with the 2027 Notes, the “Notes”) priced at 99.110%. The Notes are guaranteed as to the payment of principal and interest by Regency. The offering of the Notes (the “Note Offering”) closed on January 26, 2017.

The Notes were issued pursuant to the terms of an Indenture dated as of December 5, 2001, as supplemented by a First Supplemental Indenture dated as of June 5, 2007, a Second Supplemental Indenture dated as of June 2, 2010, a Third Supplemental Indenture dated as of August 17, 2015 and the Fourth Supplemental Indenture dated as of January 26, 2017, each among RCLP, Regency, as guarantor, and U.S. Bank National Association, as successor to Wachovia Bank, National Association (formerly known as First Union National Bank), as trustee.

Commitment Letter for Senior Unsecured Bridge Loan

On November 14, 2016, Regency and RCLP entered into that certain Commitment Letter (together with the exhibits and annexes attached thereto, as amended, supplemented or otherwise modified, the “Commitment Letter”), by and among Regency, RCLP and J.P. Morgan Chase Bank, N.A. (“JPMorgan”), pursuant to which JPMorgan committed to provide, subject to customary closing conditions, $750,000,000 of senior unsecured bridge loans, the proceeds of which could be used to refinance certain existing indebtedness of Regency and Equity One, Inc. (“Equity One”) and to pay fees and expenses in connection with Equity One’s merger with and into Regency and related transactions.

On January 26, 2017, Regency and RCLP notified JPMorgan that, in accordance with the terms of the Commitment Letter, the commitments thereunder were immediately and permanently reduced by $389,082,200. After giving effect to such reduction, the aggregate commitment of JPMorgan under the Commitment Letter is $360,917,800.

JPMorgan or its affiliates have provided investment or commercial banking services to Regency or its affiliates in the past and may do so in the future.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

4.1	Fourth Supplemental Indenture dated as of January 26, 2017 to the Indenture dated as of December 5, 2001 among RCLP, Regency, as guarantor, and U.S. Bank National Association, as trustee.

4.2	Form of Global Note for 3.600% Notes due 2027 of Regency Centers, L.P.

4.3	Form of Global Note for 4.400% Notes due 2047 of Regency Centers, L.P.

4.4	Guarantee of Regency Centers Corporation (included in the Global Note filed as Exhibit 4.2)

4.5	Guarantee of Regency Centers Corporation (included in the Global Note filed as Exhibit 4.3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

January 26, 2017		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

REGENCY CENTERS, L.P.

	By:	Regency Centers Corporation, its general partner

January 26, 2017		By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President and Treasurer

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